Exhibit 10.1

JOINDER AND FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS JOINDER AND FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (the “Amendment”) is effective as of December 18th, 2024 (“Effective Date”), by and between INTEST CORPORATION, a Delaware corporation, (“Borrower”), AMBRELL CORPORATION, a Delaware corporation, INTEST SILICON VALLEY CORPORATION, a Delaware corporation, INTEST EMS, LLC, a Delaware limited liability company, TEMPTRONIC CORPORATION, a Delaware corporation, VIDEOLOGY IMAGING CORPORATION, a Delaware corporation, ACCULOGIC LTD., a Delaware corporation, ACCULOGIC INC., an Ontario corporation (individually and collectively, jointly and severally, the “Original Guarantors”) and INTEST ITALY, INC., a Delaware corporation (“Italy” and “New Guarantor” and together with Original Guarantors, individually and collectively, jointly and severally, the “Guarantors”) and M&T Bank (together with its successors and assigns, “Bank”).

BACKGROUND

A.    Borrower, Original Guarantors and Bank previously entered into a certain Amended and Restated Loan and Security Agreement dated as of October 15, 2021, as amended by that certain Joinder and Amendment to Amended and Restated Loan and Security Agreement dated October 28, 2021, as amended by that certain Joinder and Second Amendment to Amended and Restated Loan and Security Agreement dated December 30, 2021, as amended by that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of September 20, 2022, as amended by that certain Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of May 2, 2024 (as amended and as it may be further amended, supplemented or restated from time to time, collectively the “Loan Agreement”), pursuant to which, inter alia, Bank agreed to extend to Borrower certain credit facilities subject to the terms and conditions set forth therein.

B.    Borrower has requested and Bank has agreed to amend the terms of the Loan Agreement in accordance with the terms and conditions hereof.

C.    Capitalized terms used herein and not otherwise defined in this Amendment shall have the meanings set forth therefor in the Loan Agreement.

NOW THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

 1.    Joinder. New Guarantor hereby agrees that (a) effective as of the date hereof, it is hereby and shall be deemed to be a Guarantor under the Loan Agreement, Surety Agreement and all other Loan Documents to which Original Guarantors are parties, and (b) from the date hereof until payment in full of the Obligations and termination of the Loan Agreement, New Guarantor has assumed the obligations of a Guarantor under, and New Guarantor shall each perform, comply with and be subject to and bound by, jointly and severally with each of the Original Guarantors, each of the terms, provisions, conditions and waivers of the Loan Agreement, Surety Agreement and other Loan Documents which are stated to apply to or are made by a Guarantor, to the same extent as it were an original signatory thereto. Without limiting the generality of the foregoing, New Guarantor hereby represents and warrants to Bank that (x) each representation made by Original Guarantors in the Loan Agreement is true and correct as to New Guarantor on and as of the date hereof, and (y) New Guarantor has heretofore received a true and correct copy of the Loan Agreement, Surety Agreement and other Loan Documents as in effect on the date hereof.

2.    Amended Definitions. The following defined term in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Guarantor means Ambrell Corporation, a Delaware corporation, inTEST Silicon Valley Corporation, a Delaware corporation, inTEST EMS, LLC, a Delaware limited liability company, Temptronic Corporation, a Delaware corporation, and Videology Imaging Corporation, a Delaware corporation, individually, and Guarantors means Ambrell Corporation, a Delaware corporation, inTEST Silicon Valley Corporation, a Delaware corporation, inTEST EMS, LLC, a Delaware limited liability company, Temptronic Corporation, a Delaware corporation, Videology Imaging Corporation, a Delaware corporation, Acculogic Ltd., a Delaware corporation, Acculogic Inc., an Ontario corporation, and inTEST Italy, Inc., a Delaware corporation, collectively, and their respective successors and assigns.”

3.    FEIN. Section 10.22 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“10.22 FEIN. The FEIN and state organizational number of each Obligor is:

NAME	Tax ID/FEIN Number	Government/State Organizational Number	State of Incorporation
inTEST Corporation	22-2370659	2726308	Delaware
Ambrell Corporation	16-1271448	5695927	Delaware
inTEST Silicon Valley Corporation	94-3043339	2916520	Delaware
inTEST EMS, LLC	83-2411891	7130712	Delaware
Temptronic Corporation	52-2222202	3142413	Delaware
Videology Imaging Corporation	87-2955379	6283703	Delaware
Acculogic Ltd.	26-0789538	4083653	Delaware
Acculogic Inc.		1000061234	Ontario
inTEST Italy, Inc.	93-4593448	2671992	Delaware

4.    Updated Schedules. The Schedules to the Loan Agreement are hereby amended and replaced, in its entirety, with Schedules attached hereto as Exhibit A.

5.    Confirmation of Collateral. Nothing contained herein shall be deemed to be a compromise, satisfaction, accord and satisfaction, novation or release of any of the Loan Documents, or any rights or obligations thereunder, or a waiver by Bank of any of its rights under the Loan Documents or at law or in equity. All liens, security interests, rights and remedies granted to Bank in the Loan Documents are hereby ratified, confirmed and continued.

6.    Covenants, Representations and Warranties. Borrower and Guarantors (as applicable to itself) hereby:

6.1    ratifies, confirms and agrees that the Loan Agreement, as amended by this Amendment, and all other Loan Documents are valid, binding and in full force and effect as of the date of this Amendment, and enforceable in accordance with their terms.

6.2    agrees that it has no defense, set-off, counterclaim or challenge against the payment of any sums owed or owing under the Loan Documents or the enforcement of any of the terms of the Loan Documents.

6.3    ratifies, confirms and continues all liens, security interests, pledges, rights and remedies granted to Bank in the Loan Documents and agrees that such liens, security interests and pledges shall secure all of the Obligations under the Loan Documents as amended by this Amendment.

6.4    represents and warrants that all representations and warranties in the Loan Documents are true and complete as of the date of this Amendment.

6.5    agrees that its failure to comply with or perform any of its covenants or agreements in this Amendment will constitute an Event of Default under the Loan Documents.

6.6    represents and warrants that no condition or event exists after taking into account the terms of this Amendment which would constitute an Event of Default (or will, upon the giving of notice or the passage of time, or both constitute an Event of Default).

6.7    represents and warrants that the execution and delivery of this Amendment by Borrower and Guarantors and all documents and agreements to be executed and delivered pursuant to this Amendment:

 (a)    have been duly authorized by all requisite corporate, company and/or partnership action of Borrower and Guarantors, as applicable;

 (b)    will not conflict with or result in a breach of, or constitute a default (or with the passage of time or the giving of notice or both, will constitute a default) under, any of the terms, conditions, or provisions of any applicable statute, law, rule, regulation or ordinance or any Borrower’s or Guarantor’s Governing Documents or any indenture, mortgage, loan or credit agreement or instrument to which any Borrower or Guarantor is a party or by which such may be bound or affected, or any judgment or order of any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign; and

 (c)    will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any Borrower or Guarantor under the terms or provisions of any such agreement or instrument, except liens in favor of Bank.

7.    Conditions.  The obligation of Bank to enter into this Amendment is subject to the fulfillment, to the satisfaction of Bank, of each of the following conditions, and all agreements, documents and other items must be in form, content and in all other respects satisfactory to Bank in its sole discretion.  Bank is not waiving a breach of any warranty or representation made by any Borrower or Guarantor hereunder or under any agreement, document, or instrument delivered to Bank or otherwise referred to herein, and any claims and rights of the Bank resulting from any breach or misrepresentation by any Borrower or Guarantor are specifically reserved by the Bank.

7.1    Searches. Bank shall have received copies of record searches (including UCC searches, patent searches, trademark searches, copyright searches and judgments, suits, bankruptcy, litigation, tax and other lien searches) against Borrower and each of the Guarantors.

7.2     Executed Documents. Borrower, Guarantors and all other required persons and entities will have executed and delivered to Bank:

(a)    this Amendment;

(b)    the Third Amended and Restated Surety Agreement;

(c)    the Third Amended and Restated Assignment of Patents, Trademarks, Copyrights and Licenses Security Agreement;

(d)    the UCC-3 financing statement;

(e)    the Pledge Agreements with Blank Membership Powers and Original Membership Certificates;

(f)    Post-Closing Letter Agreement, if necessary; and

(g)    and such other documents, as the Bank may reasonably require.

7.3    Representations and Warranties.  All representations and warranties of Borrower and Guarantors set forth in the Loan Documents shall be true at and as of the date hereof.

7.4    No Default.   No condition or event shall exist or have occurred which would constitute a default or an Event of Default hereunder or under the Loan Agreement.

7.5    Good Standing Certificate. Bank shall have received a certificate of good standing with respect to Borrower and each Guarantor, dated within 30 days of the Effective Date of this Amendment, such certificate to be issued by the appropriate officer of each jurisdiction in which Borrower and each Guarantor is required to be qualified or licensed which certificates shall indicate that Borrower and each Guarantor is in good standing in such jurisdiction.

7.6    Authorizing Resolutions. Bank shall have received a certificate from the Secretary of each of Borrower and each Guarantor attesting to the resolutions of each of Borrower’s and each Guarantor’s Board of Directors authorizing its execution, delivery, and performance of this Amendment and the other Loan Documents to which Borrower and/or each Guarantor, as applicable, is a party and authorizing specific officers of Borrower and/or each Guarantor, as applicable, to execute the same.

7.7    Governing Documents. Bank shall have received copies of each of Borrower’s and each Guarantor’s Governing Documents, as amended, modified, or supplemented to the Effective Date of this Amendment.

7.8    Licenses, Approvals, Etc. Bank shall have received copies of all material licenses, approvals, consents, authorizations and filings of Borrower and each Guarantor required or necessary for the operation of its Business.

7.9    Material Agreements. Bank shall have received copies of all material agreements, leases and other documents related to Borrower and each Guarantor.

7.10    KYC Documentation. Bank shall have received, sufficiently in advance of closing, all “Know your customer” documentation and other governing documents, required by Bank in accordance with all applicable banking laws and regulations in effect from time to time, including without limitation, the USA PATRIOT Act.

7.11    Other.  All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed or recorded.

8.    Additional Documents; Further Assurances.   Borrower and Guarantors covenant and agree to execute and deliver to Bank, or to cause to be executed and delivered to Bank contemporaneously herewith, at the sole cost and expense of Borrower and Guarantors, any and all other documents, agreements, statements, resolutions, certificates, consents and information as Bank may require in connection with the matters or actions described herein.  Borrower and Guarantors further covenant and agree to execute and deliver to Bank, or to cause to be executed and delivered, at the sole cost and expense of Borrower and Guarantors, from time to time, any and all other documents, agreements, statements, certificates and information as Bank shall request to evidence or effect the terms hereof or to enforce or protect Bank’s rights.  All of such documents, agreements, statements, certificates and information shall be in form and content acceptable to Bank in its sole discretion.

9.    Certain Fees, Costs, Expenses and Expenditures. Borrower and Guarantors agree to pay all of Bank’s costs and expenses in connection with the review, preparation, negotiation, documentation and closing of this Amendment and the consummation of the transactions contemplated hereunder, including without limitation, costs, fees and expenses of counsel retained by Bank and all fees related to filings, recording of documents and searches, whether or not the transactions contemplated hereunder are consummated. Nothing contained herein shall limit in any manner whatsoever Bank’s right to reimbursement under any of the Loan Documents.

10.    No Novation.Nothing contained herein and no actions taken pursuant to the term hereof are intended to constitute a novation of the Loan Agreement or any of the Loan Documents and shall not constitute a release, termination or waiver of any of the liens, security interests, rights or remedies granted to Bank in the Loan Documents.

11.    No Waiver.  Except as otherwise provided herein, nothing herein contained and no actions taken by Bank in connection herewith shall constitute nor shall they be deemed to be a waiver, release or amendment of or to any rights, remedies, or privileges afforded to Bank under the Loan Documents.  Nothing herein shall constitute a waiver by Bank of Borrower’s’ and Guarantors’ compliance with the terms of the Loan Documents, nor shall anything contained herein constitute an agreement by Bank to enter into any further amendments with Borrower and Guarantors.

12.    Inconsistencies.  To the extent of any inconsistency between the terms and conditions of this Amendment and the terms and conditions of the other Loan Documents, the terms and conditions of this Amendment shall prevail.  All terms and conditions of the Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrower and Guarantors.

13.    Binding Effect.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

14.    No Third Party Beneficiaries.  The rights and benefits of this Amendment and the Loan Documents shall not inure to the benefit of any third party.

15.    Time of the Essence.  Time is of the essence in the performance by Borrower and Guarantors of all the obligations hereunder.

16.    Headings.  The headings of the Sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

17.    Severability.  The provisions of this Amendment and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

18.    Modifications.  No modifications of this Amendment or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

19.    Law Governing.  This Amendment has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth, without regard to any rules or principles regarding conflicts of law or any rule or canon of construction which interprets agreements against the draftsman.

20.    Counterparts; Electronic Signatures.  This Amendment may be executed in any number of counterparts, all of which when taken together constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of a photocopy, pdf, telecopy or other electronic version of an executed counterpart of a signature page to this Amendment shall be as effective as delivery of a manually executed counterpart of this Amendment.

21.    Waiver of Right to Trial by Jury.  BORROWER, GUARANTORS AND BANK WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AMENDMENT, (b) ARISING UNDER ANY OF THE OTHER LOAN DOCUMENTS OR (c) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF BORROWER OR GUARANTORS, WITH RESPECT TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. BORROWER, GUARANTORS AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWER, GUARANTORS AND BANK TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.  BORROWER AND GUARANTORS ACKNOWLEDGE THAT THEY HAVE HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT THEY FULLY UNDERSTAND ITS TERMS, CONTENT AND EFFECT, AND THAT THEY VOLUNTARILY AND KNOWINGLY AGREE TO THE TERMS OF THIS SECTION.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Amendment as of the date first above written.

BORROWER: INTEST CORPORATION, a Delaware corporation By: /s/ Duncan Gilmour Name: Duncan Gilmour Title: Secretary, Treasurer and Chief Financial Officer

[Signature Page to Joinder and Fifth Amendment to Amended and Restated Loan and Security Agreement]

GUARANTORS:

AMBRELL CORPORATION,

a Delaware corporation

By:       /s/ Duncan Gilmour_______________

Name: Duncan Gilmour

Title: Vice President, Treasurer and Secretary

INTEST SILICON VALLEY CORPORATION,

a Delaware corporation

By:       /s/ Duncan Gilmour______________

Name: Duncan Gilmour

Title: Vice President, Treasurer and Secretary

INTEST EMS, LLC,

a Delaware limited liability company

By:       /s/ Duncan Gilmour______________

Name: Duncan Gilmour

Title: Vice President, Treasurer and Secretary

TEMPTRONIC CORPORATION,

a Delaware corporation

By:      s/ Duncan Gilmour________________

Name: Duncan Gilmour

Title: Vice President, Treasurer and Secretary

VIDEOLOGY IMAGING CORPORATION,

a Delaware corporation

By:      /s/ Duncan Gilmour________________

Name: Duncan Gilmour

Title: Vice President, Treasurer and Secretary

[Signature Page to Joinder and Fifth Amendment to Amended and Restated Loan and Security Agreement]

ACCULOGIC LTD.,

a Delaware corporation

By:       /s/ Duncan Gilmour___________

Name: Duncan Gilmour

Title: Vice President, Treasurer and Secretary

ACCULOGIC INC.,

an Ontario corporation

By:       /s/ Duncan Gilmour___________

Name: Duncan Gilmour

Title: Vice President, Treasurer and Secretary

INTEST ITALY, INC.,

a Delaware corporation

By:       /s/ Duncan Gilmour___________

Name: Duncan Gilmour

Title: Vice President, Treasurer and Secretary

BANK:

M&T BANK

By:    /s/ Steven A. Vilardi_______________
         Steven A. Vilardi, Senior Vice President

[Signature Page to Joinder and Fourth Amendment to Amended and Restated to Loan and Security Agreement]

Exhibit A

SCHEDULES

Schedule10.3	- Ownership Interests

Schedule10.4	- Subsidiaries

Schedule10.14	- Names

Schedule10.16	- Pension and Benefit Plans

Schedule10.17	- Leases and Contracts

Schedule10.18	- Intellectual Property

Schedule10.20	- Affiliate Transactions

Schedule10.21(b)	- Licenses

Schedule10.21(c)	- Operating Agreements

Schedule10.21(d)	- Facility Sites

Schedule10.21(e)	- Leases

Schedule10.24	- Subordinated Indebtedness

Schedule12.1	- Permitted Indebtedness

Schedule12.2	- Loans

Schedule12.3	- Permitted Investments

Schedule12.7 -	- Permitted Liens

Schedule 10.3

Ownership Interests

Entity	Owner	Percentage Ownership	Options, Warrants, Rights of Conversion or Purchase
Ambrell Corporation	inTEST Corporation	100%	None
inTEST Silicon Valley Corporation	inTEST Corporation	100%	None
inTEST EMS, LLC	inTEST Corporation	100%	None
inTEST Thermal Solutions GmbH	inTEST Corporation	100%	None
inTEST PTE Ltd.	inTEST Corporation	100%	None
TEMPTRONIC CORPORATION	inTEST Corporation	100%	None
Ambrell B.V.	Ambrell Corporation	100%	None
Ambrell Limited	Ambrell Corporation	100%	None
Videology Imaging Corporation	inTEST Corporation	100%	None
Acculogic Inc.	inTEST Corporation	100%	None
Acculogic Ltd.	inTEST Corporation	100%	None
inTEST Italy, Inc.	inTEST Corporation	100%	None
Alfamation S.p.A.	inTEST Italy, Inc.	100%	None
Acculogic GmbH	InTEST Corporation	100%	None

Schedule 10.4

Subsidiaries

Schedule 10.3 is hereby incorporated by reference.

Schedule 10.14

Names

Exact Legal Name	Former Legal Names (including date of change)
inTEST Corporation	None
Ambrell Corporation	Concourse Acquisition Corp. (5/25/2017)
inTEST Silicon Valley Corporation	inTEST Sunnyvale Corporation (1/26/2005) TD Acquisition Corp. (8/3/1998) TestDesign Corporation (8/3/1998 merged into TD Acquisition Corp.)
TEMPTRONIC CORPORATION	None
inTEST EMS, LLC	None
Videology Imaging Corporation	None
Acculogic Inc.	None
Acculogic Ltd.	None
inTEST Italy, Inc.	None

Schedule 10.16

United States Pension and Benefit Plans

None.

Schedule 10.17

Leases and Contracts

1.

Lease Agreement between Exeter 804 East Gate, LLC and the Company dated May 10, 2010, as amended by the First Amendment dated September 22, 2020, as further amended by the Second Amendment dated April 7, 2021.

2.

Lease Agreement between AMB-SGP Seattle/Boston, LLC and Temptronic Corporation a subsidiary of the Company), dated October 25, 2010, as amended by the First Amendment dated March 1, 2011, as further amended by the Second Amendment between the James Campbell Company, LLC (as successor-in-interest to AMB-SGP Seattle/Boston, LLC) and Temptronic Corporation dated April 8, 2019, as further amended by the Third Amendment between BGO TSG 35-41 Hampden Owner LLC (as successor-in-interest to the James Campbell Company, LLC, the successor-in-interest to the original landlord, AMB-SGP Seattle/Boston, LLC) and Temptronic Corporation dated May 21, 2024.

3.

Lease Agreement between Columbia California Warm Springs Industrial, LLC and inTEST Silicon Valley Corporation dated January 9, 2012, as amended by the First Amendment dated November 18, 2016, as further amended by the Second Amendment by and between inTEST Silicon Valley Corporation and Fremont Business Center, LLC (as successor-in-interest to Columbia California Warm Springs Industrial, LLC) dated January 23, 2020.

4.	Guaranty Agreements between Columbia California Warm Springs Industrial, LLC and inTEST Corporation dated January 9, 2012.

5.	Lease Agreement between Maguire Family Properties, Inc. and Ambrell Corporation dated December 19, 2017

6.	Guaranty of Lease between Maguire Family Properties, Inc. and Ambrell Corporation dated December 19, 2017

Schedule 10.18

Intellectual Property

Trademarks

Registered Owner	Mark	Registration Number	Date of Registration
TEMPTRONIC CORPORATION	TEMPTRONIC	3748381	Feb. 16, 2010
TEMPTRONIC CORPORATION	THERMONICS	4278707	Jan. 22, 2013
TEMPTRONIC CORPORATION		1094282	Jun. 27, 1978
TEMPTRONIC CORPORATION	THERMOJOGGER	1433671	Mar. 24, 1987
TEMPTRONIC CORPORATION	THERMO CHUCK	1197134	Jun. 8, 1982
TEMPTRONIC CORPORATION	THERMO STREAM	1085339	Feb. 14, 1984
TEMPTRONIC CORPORATION	THERMO SPOT	5261537	Aug. 5, 2017
inTEST Corporation	INTEST	2503999	Nov. 6, 2001
inTEST Corporation	inTEST	1268558	Feb. 28, 1984
inTEST Corporation	in2	1255204	Oct. 25, 1983
inTEST Corporation	CENTAUR	3657110	Jul. 21, 2009
inTEST Corporation	TRANSPAR	3635236	Jun. 9, 2009
Ambrell	EXPERIENCE THE EXCELLENCE	5101636	Dec. 13, 2016
Ambrell	EVIEW	4922677	Mar. 22, 2016
Ambrell	EKOHEAT	4751860	Jun. 9, 2015
Ambrell	EASYCOIL	4746013	Jun. 2, 2015
Ambrell	AMBRELL	4623638	Oct. 21, 2014
Ambrell	AMBRELL	3317193	Oct. 23, 2007

Registered Owner	Mark	Registration Number	Date of Registration
Ambrell	EKOHEAT	3526330	Nov. 4, 2008
Ambrell	AMERITHERM	2299340	Dec. 14, 1999
Ambrell		2301415	Dec. 21, 1999
Videology		85018528
Videology		78865148

Trademark	Country	App. #	Reg #	Filing Date	Reg. Date

ACCULOGIC	Canada	1,430,624	TMA771,692	2009/3/11	2010/07/12
ACCULOGIC	U.S	77/779941	4,065,067	2009/7/13	2011/12/6
	Germany	300228058	30022805	2000/3/23	2000/7/31

Trademark Applications - None.

Patents

Registered Owner	Patent Name	Registration Number	Date of Registration
inTEST Corporation	Method and apparatus for docking a test head with a peripheral	9,897,628	18-Sep-14
inTEST Corporation	Test head manipulator	9,557,371	6-May-08
inTEST Corporation	Test head manipulator	9,347,804	23-Feb-07
inTEST Corporation	Cradle and cable handler for a test head manipulator	8,763,962	17-Mar-08
inTEST Corporation	Test head vertical support system	8,700,218	29-Dec-06
inTEST Corporation	Wrist joint for positioning a test head	8,444,107	28-Jan-03
inTEST Corporation	Test head positioning system and method	8,350,584	29-Dec-06
inTEST Corporation	Test head positioner system	8,212,578	17-Mar-08
inTEST Corporation	Test head positioning system	8,141,834	10-Aug-06
inTEST Corporation	Modular interface	7,301,326	13-Jul-04
inTEST Corporation	Test head positioning system and method	7,235,964	31-Mar-03
TEMPTRONIC CORPORATION	Apparatus for attachment of accessories to processing equipment	10,578,237	12-Aug-16
TEMPTRONIC CORPORATION	Temperature-controlled enclosures and temperature control system using the same	10,060,668	13-Mar-07
TEMPTRONIC CORPORATION	Temperature system having an impurity filter	9,335,080	17-Oct-11
TEMPTRONIC CORPORATION	Environmental test system and method eith in-situ temperature sensing of device under test (DUT)	8,602,641	2-May-13
TEMPTRONIC CORPORATION	High-flow cold air chiller (THERMONICS)	7,603,871	29-Jun-06
TEMPTRONIC CORPORATION	Apparatus and method for controlling temperature in a device under test using integrated temperature sensing diode	6,552,561	20-Apr-01
TEMPTRONIC CORPORATION	Apparatus and method for controlling temperature in a wafer using integrated temperature sensing diode	6,545,494	10-Jul-00
Ambrell Corp	Food heater	10,206,250	20-Apr-06
Ambrell Corp	Dynamic power balancing among multiple induction heater power units	9,439,246	15-Mar-13
Ambrell Corp	Power system component protection system for use with an induction heating system	9,167,631	25-Aug-06

Registered Owner	Patent Name	Registration Number	Date of Registration
Ambrell Corp	Power switching system to increase induction heating to a load from available AC mains power	8,331,115	15-Nov-07
Ambrell Corp	Automatic frequency compensation for pulse width modulated RF level control	8,283,985	25-Aug-06
Ambrell Corp	Constant phase angle control for frequency agile power switching systems	8,269,532	10-Aug-06
Ambrell Corp	Constant phase angle control for frequency agile power switching systems	7,551,011	10-Aug-06
Ambrell Corp	High voltage full bridge circuit and method for operating the same	7,489,530	15-Jun-05

Acculogic, Inc. is the registered owner of the active and expired patents identified in the following table:

Acculogic Active Patents
Title	Country	Official File No.	Filing Date2	Registration Date2	End2	Status	Inventor	Column1
ThermoScan	Germany	DE 102010053766 B4	12/8/2010	5/23/2019	12/8/2030	awarded	KD and co	Acculogic Corp.
ThermoScan	US	US 8,836,354 B2	10/21/2011	9/16/2014	10/21/2031	awarded	KD and co	Acculogic Corp.
Battery Interconnect Tester	US	US 10,151,789 B2	1/11/2016	12/11/2018	1/11/2036	awarded	KD and co	Acculogic Corp.
Battery Interconnect Tester	Canada	2954151	1/11/2016	9/26/2017	1/11/2036	awarded	KD and co	Acculogic Corp.
Battery Interconnect Tester	China	ZL 201680008198.5	1/11/2016	7/5/2019	1/11/2036	awarded	KD and co	Acculogic Corp.
Battery Interconnect Tester	CZ	3114491	1/11/2016	10/2/2019	1/11/2036	awarded	KD and co	Acculogic Corp.
Battery Interconnect Tester	Germany	60 2016 021 727.9	1/11/2016	10/2/2019	1/11/2036	awarded	KD and co	Acculogic Corp.
Battery Interconnect Tester	Spain	3114491	1/11/2016	10/2/2019	1/11/2036	awarded	KD and co	Acculogic Corp.
Battery Interconnect Tester	France	3114491	1/11/2016	10/2/2019	1/11/2036	awarded	KD and co	Acculogic Corp.
Battery Interconnect Tester	GB	3114491	1/11/2016	10/2/2019	1/11/2036	awarded	KD and co	Acculogic Corp.
Battery Interconnect Tester	Italy	3114491	1/11/2016	10/2/2019	1/11/2036	awarded	KD and co	Acculogic Corp.
Battery Interconnect Tester	Japan	6335393	1/11/2016	5/11/2018	1/11/2036	awarded	KD and co	Acculogic Corp.
Battery Interconnect Tester	Sweden	3114491	1/11/2016	10/2/2019	1/11/2036	awarded	KD and co	Acculogic Corp.
Scorpion trademark Scorpion	Germany	3002285	3/31/2000		3/31/2036	awarded		Acculogic Corp.
Software-Based Noise Reduction Solutions	US,	62/811,042	2/26/2019	1/5/2022		awarded	KD, co	Acculogic Corp.
PCB wrap determination using NNI	US, Europe, Canada	63/053,005	7/13/2020	1/16/2022		awarded	KD, co

Patent Applications – None.

Copyrights and Copyright Applications - None.

Material IP Licenses - None.

Schedule 10.20

Affiliate Transactions

None

Schedule 10.21(b)

Licenses

ITAR Registration – The iTS (inTEST Thermal Solutions) business unit has this registration because it sells certain products to customers in the defense/aerospace industries.

Schedule 10.21(c)

Operating Agreements

None.

Schedule 10.21(d)

Addresses

Entity	Locations
inTEST Corporation

Chief Executive Office

804 East Gate Drive Suite 200, Mount Laurel, NJ 08054

Other Places of Business

41 Hampden Rd, Mansfield, MA 02048

Books / Inventory and Equipment

804 East Gate Drive, Mount Laurel, NJ 08054

Ambrell Corporation

Chief Executive Office

1655 Lyell Avenue, Rochester, New York 14606

Other Places of Business / Books / Inventory and Equipment

804 East Gate Drive, Mount Laurel, NJ 08054

Other Location Where Books Are Held
1655 Lyell Avenue, Rochester, New York 14606

Previous Address (No Longer Used)
39 Main Street, Scottsville, NY 14546

inTEST Silicon Valley Corporation

Chief Executive Office

47777 Warm Springs Boulevard, Fremont, California 94539

Other Places of Business / Books / Inventory and Equipment

804 East Gate Drive, Mount Laurel, NJ 08054

Other Location Where Books Are Held
804 East Gate Drive, Mount Laurel, NJ 08054

Entity	Locations
TEMPTRONIC CORPORATION

Chief Executive Office

41 Hampden Rd, Mansfield, MA 02048

Other Places of Business / Books / Inventory and Equipment

804 East Gate Drive, Mount Laurel, NJ 08054

Other Location Where Books Are Held
41 Hampden Rd, Mansfield, MA 02048

inTEST EMS, LLC	Chief Executive Office 804 East Gate Drive Suite 200, Mount Laurel, NJ 08054 Other Places of Business / Books / Inventory and Equipment 804 East Gate Drive, Mount Laurel, NJ 08054
Videology Imaging Corporation

Chief Executive Office

35 Hampden Rd, Mansfield, MA 02048

Other Places of Business / Books / Inventory and Equipment

804 East Gate Drive, Mount Laurel, NJ 08054

Other Location Where Books Are Held
35 Hampden Rd, Mansfield, MA 02048

Acculogic Inc.	Chief Executive Office 505 Apple Creek Blvd #2, Markham, ON L3R 5B1, Canada Other Places of Business / Books / Inventory and Equipment 505 Apple Creek Blvd #2, Markham, ON L3R 5B1, Canada
Acculogic Ltd.	Chief Executive Office 804 East Gate Drive Suite 200, Mount Laurel, NJ 08054 Other Places of Business / Books / Inventory and Equipment 20992 Bake Pkwy #112, Lake Forest, CA 92630
inTEST Italy, Inc.	Chief Executive Office 804 East Gate Drive Suite 200, Mount Laurel, NJ 08054 Other Places of Business Books / Inventory and Equipment 804 East Gate Drive, Mount Laurel, NJ 08054

Schedule 10.21(e)

Leases

Lease Description	Landlord	Locations
Second Amendment to Lease Agreement between inTEST Corporation and Exeter 804 East Gate 2018, LLC dated April 7, 2021	Exeter 804 East Gate 2018 LLC Exeter Property Group 101 West Elm Street, Suite 600 Conshohocken, PA 19428	804 East Gate Drive Suite 200 Mount Laurel, NJ 08054
Third Amendment to Lease between Temptronic Corporation and BGO TSG 35-41 Hampden Owner LLC dated May 21, 2024

BGO TSG 35-41 Hampden Owner LLC (as successor-in-interest to James Campbell Company, LLC, the successor-in-interest to the original landlord, AMB-SGP Seattle/Boston, LLC)

The Seyon Group, 205 Newbury Street, 4th Floor, Boston, MA 02116

35-41 Hampden Rd Mansfield, MA 02048
Second Amendment to the Lease Agreement between inTEST Silicon Valley Corporation and Fremont Business Center, LLC dated January 23, 2020	Fremont Business Center LLC (as successor-in-interest to Columbia California Warm Springs Industrial, LLC) c/o CIP Real Restate 19762 MacArthur Blvd., Suite 300 Irvine, CA 92612-2498	47777 Warm Springs Boulevard Fremont, CA 94539
Lease Agreement between Maguire Family Properties, Inc. and Ambrell Corporation dated December 19, 2017	Maguire Family Properties Inc. 770 Rock Beach Road Rochester, NY 14617	1655 Lyell Avenue Rochester, New York 14606
Lease between Apple Creek Properties Limited and Acculogic Inc. dated November 30, 2022	Apple Creek Properties Limited 369 Rimrock Road, Toronto, Ontario, M3J 3G2	505 Applecreek Blvd Markham, Ontario
Amended and Restated lease dated October 1, 2022 between CCF IND Spectrum, LLC and Acculogic Ltd.	CCF IND Spectrum, LLC (as successor-in-interest to Icon Owner Pool 1 LA Business Parks, LLC)	20992 Bake Parkway, Suite 112, Lake Forest, CA 92630

Schedule 10.24

Subordinated Indebtedness

None.

Schedule 12.1

Existing Indebtedness

None.

Schedule 12.2

Loans

None.

Schedule 12.3

Permitted Investments

Schedule 10.3 is hereby incorporated by reference.

1.	Shareholder Loan Agreement between inTEST Corporation Inc. and Alfamation S.p.A dated May 13, 2024.

Schedule 12.7

Liens

None.